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                                                                   EXHIBIT 10.21

                                PROMISSORY NOTE
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$3,500,000                                                     November 24, 1999


     1.  For value received, Robert J. Muller, Jr. (the "Executive") promises to
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pay on the sixth anniversary of the date hereof (subject to extension in accordance with the provisions of Section 4(c)) to the order of Panolam Industries Holdings, Inc., a Delaware corporation ("Holdings"), at its
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principal executive offices or such other place as Holdings may previously have designated in writing to the Executive, the aggregate principal sum of $3,500,000. This Promissory Note (the "Note") is issued in connection with (x)
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the Executive Stock Purchase Agreement of even date herewith between Holdings and the Executive (the "Executive Stock Agreement") and (y) the Employment
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Agreement dated as of November 24, 1999 among Holdings, Panolam Industries
International, Inc., a Delaware corporation ("International") and the Executive
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(the "Employment Agreement").  Capitalized terms not otherwise defined herein
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shall have the meanings set forth in the Employment Agreement.

     2. Interest shall accrue on amounts outstanding under this Note at an annually compounded rate of 6.08% per annum, and such interest shall be payable at such time as the principal of this Note becomes due and payable.

     3. The amounts outstanding under this Note are secured by a pledge of certain shares of Holdings' common stock, par value $0.01 per share, under a pledge agreement of even date herewith between Holdings and the Executive (the "Pledge Agreement"). "Pledged Shares" shall mean any and all securities and
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other property held by Holdings pursuant to the Pledge Agreement.

     4.  This Note shall also be subject to the following terms and conditions:

         (a) Recourse.  Subject to the last two sentences of this Section 4(a),
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the Executive shall be personally liable only for 35% of any amounts outstanding under this Note, and Holdings' sole recourse for amounts in excess thereof shall be to the Pledged Shares. In the event that the Executive's employment under the Employment Agreement terminates due to death or Disability (as defined in, and determined in accordance with, the Employment Agreement), the Executive shall no longer be personally liable for any amounts outstanding under this Note and Holdings' sole recourse for payment under this Note shall be to the Pledged Shares. In the event that the Executive's employment under the Employment Agreement terminates (x) in a Termination Without Cause or (y) by expiration of the Term of Employment in accordance with Section 2 of the Employment Agreement pursuant to a notice of non-extension from Holdings and International, the Executive shall thereafter be personally liable only for 17.5% of any amounts outstanding under this Note, and Holdings' sole recourse for amounts in excess thereof shall be to the Pledged Shares.

         (b) Effect of Liquidity Event.  Upon the occurrence of a Liquidity
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Event, (A) if any portion of the "Tier II Option" (as defined in the Executive
Stock Option Agreement of

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even date herewith between Holdings and the Executive (the "Executive Option
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Agreement")) becomes exercisable in connection with such Liquidity Event, then
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all amounts then outstanding under this Note shall be deemed paid and satisfied in full as of the occurrence of such Liquidity Event and (B) if no portion of the Tier II Option becomes exercisable in connection with such Liquidity Event and such Liquidity Event occurs prior to the termination of the Executive's employment under the Employment Agreement, then a pro rata portion of all
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amounts then outstanding under this Note shall be deemed paid and satisfied in full, which pro rata portion shall be a fraction, the numerator of which shall
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be the number of "Tier I-B Option Shares" (as defined in the Executive Option
Agreement) with respect of which the "Tier I Option" (as defined in the Executive Option Agreement) has become exercisable prior to the occurrence of the Liquidity Event and the denominator of which shall be the aggregate number
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of Tier I-B Option Shares eligible for exercisability under the Tier I Option prior to the occurrence of the Liquidity Event. If the Executive's employment under the Employment Agreement is terminated by a Termination Without Cause or by expiration of the Term of Employment in accordance with Section 2 of the Employment Agreement pursuant to a notice of non-extension from Holdings and International within one year prior to the occurrence of a Liquidity Event, then amounts outstanding under this Note shall be deemed paid and satisfied to the extent set forth in the preceding sentence notwithstanding such termination of employment.

          (c) Extension of Maturity.  In the event that the Termination Date has
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not occurred on or before the sixth anniversary of the date hereof, then the date on which this Note shall become due and payable shall be extended until, and any amounts owing under this Note shall become due and payable upon, the twentieth day following the date on which the Termination Date subsequently occurs.

     5. This Note may be prepaid in whole or in part at any time prior to maturity, without premium or penalty. Any partial prepayment shall be allocated between principal and accrued interest in such a fashion that the amount allocated to prepayment of accrued interest shall equal the accrued interest on the amount of principal that is prepaid. Any payment hereunder may be made by transferring to Holdings Pledged Shares whose Fair Market Value equals the amount to be paid. If any Pledged Shares are to be transferred pursuant to an exercise of "Tag-Along Rights" or "Drag-Along Rights" or in an "Approved Sale" (as such terms are defined in the Executive Stockholders' Agreement of even date herewith among Panolam Acquisition Company, L.L.C., Holdings and the Executive), then the proceeds from such transfer, to the extent of the indebtedness then outstanding under this Note, shall be applied to prepay amounts outstanding under this Note (provided that any non-cash proceeds shall be valued at their Fair Market Value). Notwithstanding the preceding sentence, if the exercise of Tag-Along Rights or Drag-Along Rights or the Approved Sale occurs as part of a Liquidity Event, then the provisions of Section 4(b) shall apply.

     6. The Executive, and his successors and assigns, hereby waive diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time and that Holdings may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Executive under this Note.

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     7.   Neither this Note, nor any indebtedness or other amount evidenced hereby, nor any other rights or obligations of either Party under or in connection with this Note, may be sold, assigned, pledged or otherwise transferred or encumbered other than as provided in the Employment Agreement, and any attempt to do so shall be null and void.

     8. The following Sections of the Employment Agreement shall be deemed incorporated into this Note as if fully set forth herein, except that (A) all references to "the Company" shall be disregarded, (B) all references to "this Agreement" shall be deemed to be references to this Note, (C) the term "Covered Claim" as used in Section 15 of the Employment Agreement shall be deemed to include only claims arising under or relating to this Note and (D) references to attached "forms of agreement" shall be disregarded:

          (i) Section 13(c) (relating to assignment and transfer) except that the references to compensation and benefits shall be disregarded,

          (ii)   Section 14(b) (relating to representations),

          (iii)  Section 15 (relating to dispute resolution),

          (iv)   Section 16 (relating to notices),

          (v) Section 17(a) (the "integration clause") which shall be deemed to include the Employment Agreement and the agreements forms of which are attached to the Employment Agreement,

          (vi)   Section 17(b) (relating to severability),

          (vii)  Section 17(c) (relating to amendments and waivers),

          (viii) Section 17(d) (relating to headings),

          (ix) Section 17(e) (second sentence only) (relating to the Executive's death or incompetence),

          (x)    Section 17(f) (relating to survival of provisions) and

          (xi)   Section 17(j) (relating to governing law).

     IN WITNESS WHEREOF, the Executive has executed and delivered this Promissory Note as of the date first written above.



                                   _______________________________
                                   Robert J. Muller, Jr.

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